Description of Business	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
1. Description of Business
The accompanying financial statements include, on a consolidated basis, the accounts of Symetra Life Insurance Company (Symetra Life) and its three wholly-owned subsidiaries, Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation, collectively referred to as "Symetra" or "the Company." Symetra Life is a stock life insurance company and a wholly-owned subsidiary of Symetra Financial Corporation, a Delaware corporation, referred to as "the Parent."
Symetra offers products and services that serve the retirement, employment-based benefits and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, benefits consultants, and independent agents and advisors in all 50 states and the District of Columbia. The Company's principal products include fixed and fixed indexed deferred annuities, single premium immediate annuities (SPIA), medical stop-loss insurance, group life and disability income (DI) insurance, group fixed-payment insurance, individual life insurance, and institutional life insurance including bank-owned life insurance (BOLI) and variable corporate owned life insurance (COLI). The Company also services its blocks of structured settlement and variable annuities.
Sumitomo Life Merger
On February 1, 2016 (the Merger Date), the Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company (Sumitomo Life), which event is referred to as the Merger. The aggregate cash consideration paid in connection with the Merger for all of the Parent's outstanding shares of common stock was $3.7 billion.
The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). As of the Merger Date, the Company applied "pushdown" accounting by applying the guidance allowed by Accounting Standards Codification (ASC) 805, Business Combinations. This included the initial recognition of most of the Company's assets and liabilities at fair value as of the acquisition date, and the recognition of goodwill calculated based on the terms of the transaction and the new basis of net assets of the Company. As part of the application of this standard, certain balances were reset to zero. Accounting records and financial statements and related disclosures for periods following the Merger use this new basis of accounting. Prior period data has not been restated.
These financial statements include information as of December 31, 2017 and December 31, 2016, for the year ended December 31, 2017, and for the period February 1 to December 31, 2016 that relates to the Successor Company, following completion of the Merger. Information for the period January 1 to January 31, 2016 and for the year ended December 31, 2015 relates to the Predecessor Company. Amounts are generally not comparable between the Successor Company and Predecessor Company due to the application of purchase accounting.